EXHIBIT 10.38

                PARENT SERVICES SUPPORT AGREEMENT

          This    Parent   Services   Support   Agreement   (this
"Agreement") is made as of the ____ day of May 1997, by and between Showboat, Inc., a Nevada corporation ("SI") and Showboat
Operating Company, a Nevada corporation ("SOC").

                         R E C I T A L S

          A. SI, provides certain administrative services to Atlantic City Showboat, Inc. ("ACSI") in connection with its gaming operations at the Showboat Casino Hotel in Atlantic City, New Jersey, pursuant to the terms of that certain Parent Services Agreement dated November 21, 1985, and as amended on February 1, 1987, December 31, 1990, May 8, 1991 and August 17, 1993
(collectively, the "Parent Services Agreement").

          B. SOC, a wholly-owned subsidiary of SI, owns and operates the Showboat Hotel, Casino and Bowling Center in Las
Vegas, Nevada, and has extensive experience in the gaming industry.

          C. Certain employees of SOC have previously assisted SI in fulfilling its obligations to ACSI under the Parent Services Agreement, and SI desires to continue to use the services of such SOC employees in connection with the Parent Services Agreement.

          D. SI and SOC desire to set forth the terms of compensation for the services previously rendered, and to be rendered by, SOC pursuant to the term of this Agreement.

                      OPERATIVE PROVISIONS

          In   consideration  of  the  recitals,  covenants   and
conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SI and SOC agree as follows:

1.   SERVICES

     Upon the terms and conditions described herein, SOC shall provide to SI the services (collectively, the "Services")
required  for  SI to fulfill its obligations to  ACSI  under  the
Parent Services Agreement, including, without limitation, (i) executive services, (ii) financial services, (iii) data processing services, (iv) legal services, (v) marketing services,
(vi) tax planning and compliance services, (vii) site selection services, and (viii) administrative services.

2.   SOC PERSONNEL

     All SOC personnel engaged to render the Services shall remain the employees of SOC, and SOC shall be responsible for their compensation and for withholding federal or state income taxes. The costs and expenses incurred by SOC for consultants, agents and independent contractors selected and engaged to perform the Services for SI shall be engaged and paid directly by SI or reimbursed to SOC upon demand. Any such consultants, agents and independent subcontractors shall separately invoice and account for their Services provided to SI.

3.   STANDARD OF PERFORMANCE

     SOC undertakes to provide the Services hereunder with the same degree of care and diligence it uses in providing similar services for its own operations. In providing the Services hereunder, SOC shall not be liable to SI for errors or omissions hereunder except to the extent that such errors and omissions constitute gross negligence or willful misconduct.

4.   FEES

     SI  shall  pay  to  SOC  fees for  the  Services  previously rendered, and to be rendered hereunder, equal to one-half of  the
fees   received  by  SI  from  ACSI  under  the  Parent  Services
Agreement.

5.   EXPENSE REIMBURSEMENT

     SI shall be solely responsible for the payment of all direct and indirect costs and expenses incurred by SOC in connection with the performance of the Services. SI shall pay directly or reimburse SOC for all costs and expenses incurred by SOC for the benefit of SI, including, without limitation, all supplies, materials, communications, facsimile, courier services, postage and handling charges, travel, meals, accommodations and entertainment. SOC shall provide SI with sufficient detailed invoices of such expenses in accordance with the then applicable guidelines of the Internal Revenue Service so as to entitle SI to a deduction for such expenses.

6.   TERM

     The term of this Agreement shall be effective retroactively as of January 1, 1997, and shall continue until the earlier to occur of the expiration or termination of the Parent Services
Agreement.

7.   REMEDIES

     In the event that either party commits a material default of its obligations hereunder, the nondefaulting party may notify the defaulting party of such default. In the event that such default is not cured within five (5) days thereafter, the nondefaulting party shall be entitled to pursue any remedies available to it, including but not limited to, the termination of this Agreement upon notice to the defaulting party.

8.   GENERAL PROVISIONS

     (a) RECITALS. The recitals set forth above are true and correct and are incorporated herein.

     (b) OTHER SERVICES. Nothing in this Agreement shall be construed to prohibit SOC from undertaking to provide additional services to SI not described in this Agreement on terms and conditions (including the fees therefore) satisfactory to each of SI and SOC.

     (c) EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     (d) ATTORNEY'S FEES. SI and SOC agree that in the event of a dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees in that dispute, arbitration or litigation.

     (e) NOTICE. Any and all notices required under this Agreement shall be in writing and shall be either (i) hand-delivered; (ii) mailed, postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service, addressed to:

          SI:            Showboat, Inc.
                         2800 Fremont Street
                         P.O. Box 43117
                         Las Vegas, Nevada  89116-0117
                         Attention:  Chief Financial Officer

          SOC:           Showboat Operating Company
                         2800 Fremont Street
                         P.O. Box 43117
                         Las Vegas, Nevada  89116-0117
                         Attention:  Chief Financial Officer

     All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 8(e).

     (f)  AMENDMENT.  No  amendment  or   modification  of   this
Agreement shall be deemed effective unless and until it is executed in writing by both SI and SOC.

     (g) SEVERABILITY. It is mutually agreed that all of the terms, covenants, provisions and agreements contained herein are severable and that, in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid term, covenant, provision or agreement were not contained herein.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

     (i) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties regarding SI's engagement of SOC, and the parties hereby agree that no other oral representations or agreements have been entered into in connection with this transaction.

     (j) ACKNOWLEDGMENT. SI and SOC agree to cooperate fully with each other in order to achieve the purposes of this Agreement and to take all actions and execute and deliver all documents that may be required to carry out the purposes and intent of this Agreement.

     (k)  COUNTERPARTS.  This  Agreement  may   be   executed  at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

     (m) NO THIRD PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity, other than the parties hereto, any rights or remedies under or by the reason of the Agreement.

          In witness whereof, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized.

                    SHOWBOAT, INC.,
                    a Nevada corporation

                    By: /s/
                       J. KELL HOUSSELS, III, PRESIDENT AND CHIEF
                           EXECUTIVE OFFICER

                    SHOWBOAT OPERATING COMPANY,
                    a Nevada corporation

                    By: /s/
                       J. KELL HOUSSELS, III, PRESIDENT AND CHIEF
                           EXECUTIVE OFFICER

              MANAGEMENT SERVICES SUPPORT AGREEMENT

          This   Management  Services  Support  Agreement   (this
"Agreement") is made as of the ____ day of May 1997, by and between Showboat, Inc., a Nevada corporation ("SI") and Showboat
Operating Company, a Nevada corporation ("SOC").

                         R E C I T A L S

          A. SI, provides certain administrative services to SOC in connection with its gaming operations at the Showboat Hotel, Casino and Bowling Center in Las Vegas, Nevada, pursuant to the terms of that certain Management Services Agreement dated January 1, 1989.

          B.   SOC,  a  wholly-owned  subsidiary  of SI, owns and
operates the Showboat  Hotel,  Casino  and  Bowling Center in Las
Vegas,  Nevada, and  has  extensive  experience  in  the   gaming
industry.

          C. Certain employees of SOC have previously assisted SI in fulfilling its obligations to SOC under the Management Services Agreement, and SI desires to continue to use the services of such SOC employees in connection with the
Management   Services Agreement.

          D. SI and SOC desire to set forth the terms of compensation for the services previously rendered, and to be rendered by, SOC pursuant to the term of this Agreement.

                      OPERATIVE PROVISIONS

          In   consideration  of  the  recitals,  covenants   and
conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SI and SOC agree as follows:

1.   SERVICES

     Upon the terms and conditions described herein, SOC shall provide to SI the services (collectively, the "Services") required for SI to fulfill its obligations to SOC under the Management Services Agreement, including, without limitation, (i) executive services, (ii) financial services, (iii) data processing services, (iv) legal services, (v) marketing services,
(vi) tax planning and compliance services, (vii) site selection services, and (viii) administrative services.

2.   SOC PERSONNEL

     All SOC personnel engaged to render the Services shall remain the employees of SOC, and SOC shall be responsible for their compensation and for withholding federal or state income taxes. The costs and expenses incurred by SOC for consultants, agents and independent contractors selected and engaged to perform the Services for SI shall be engaged and paid directly by SI or reimbursed to SOC upon demand. Any such consultants, agents and independent subcontractors shall separately invoice and account for their Services provided to SI.

3.   STANDARD OF PERFORMANCE

     SOC undertakes to provide the Services hereunder with the same degree of care and diligence it uses in providing similar services for its own operations. In providing the Services hereunder, SOC shall not be liable to SI for errors or omissions hereunder except to the extent that such errors and omissions constitute gross negligence or willful misconduct.

4.   FEES

     SI shall pay to SOC fees for the Services previously rendered, and to be rendered hereunder, equal to one-half of the fees received by SI from SOC under the Management Services
Agreement.

5.   EXPENSE REIMBURSEMENT

     SI shall be solely responsible for the payment of all direct and indirect costs and expenses incurred by SOC in connection with the performance of the Services. SI shall pay directly or reimburse SOC for all costs and expenses incurred by SOC for the benefit of SI, including, without limitation, all supplies, materials, communications, facsimile, courier services, postage and handling charges, travel, meals, accommodations and entertainment. SOC shall provide SI with sufficient detailed invoices of such expenses in accordance with the then applicable guidelines of the Internal Revenue Service so as to entitle SI to a deduction for such expenses.

6.   TERM

     The term of this Agreement shall be effective retroactively as of January 1, 1997, and shall continue until the earlier to occur of the expiration or termination of the Management Services
Agreement.

7.   REMEDIES

     In the event that either party commits a material default of its obligations hereunder, the nondefaulting party may notify the defaulting party of such default. In the event that such default is not cured within five (5) days thereafter, the nondefaulting party shall be entitled to pursue any remedies available to it, including but not limited to, the termination of this Agreement upon notice to the defaulting party.

8.   GENERAL PROVISIONS

     (a) RECITALS. The recitals set forth above are true and correct and are incorporated herein.

     (b) OTHER SERVICES. Nothing in this Agreement shall be construed to prohibit SOC from undertaking to provide additional services to SI not described in this Agreement on terms and conditions (including the fees therefore) satisfactory to each of SI and SOC.

     (c) EFFECT OF WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     (d) ATTORNEY'S FEES. SI and SOC agree that in the event of a dispute, arbitration or litigation concerning this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees in that dispute, arbitration or litigation.

     (e) NOTICE. Any and all notices required under this Agreement shall be in writing and shall be either (i) hand-delivered; (ii) mailed, postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service, addressed to:

     SI:                 Showboat, Inc.
                         2800 Fremont Street
                         P.O. Box 43117
                         Las Vegas, Nevada  89116-0117
                         Attention:  Chief Financial Officer

     SOC:                Showboat Operating Company
                         2800 Fremont Street
                         P.O. Box 43117
                         Las Vegas, Nevada  89116-0117
                         Attention:  Chief Financial Officer

     All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 8(e).

     (f)  AMENDMENT.   No  amendment  or  modification  of   this
Agreement  shall   be   deemed  effective unless and until it  is
executed  in writing by both SI and SOC.

     (g) SEVERABILITY. It is mutually agreed that all of the terms, covenants, provisions and agreements contained herein are severable and that, in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid term, covenant, provision or agreement were not contained herein.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Nevada shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

     (i) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties regarding SI's engagement of SOC, and the parties hereby agree that no other oral representations or agreements have been entered into in connection with this transaction.

     (j) ACKNOWLEDGMENT. SI and SOC agree to cooperate fully with each other in order to achieve the purposes of this Agreement and to take all actions and execute and deliver all documents that may be required to carry out the purposes and intent of this Agreement.

     (k)  COUNTERPARTS.  This  Agreement  may   be  executed   at
different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (l) NEUTRAL INTERPRETATION. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

     (m) NO THIRD PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity, other than the parties hereto, any rights or remedies under or by the reason of the Agreement.

          In witness whereof, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized.

                          Showboat, Inc.,
                          a Nevada corporation

                          By: /s/
                             J. KELL HOUSSELS, III, PRESIDENT AND CHIEF
                                EXECUTIVE OFFICER


                          Showboat Operating Company,
                          a Nevada corporation

                          By: /s/
                             J. KELL HOUSSELS, III, PRESIDENT AND CHIEF
                                EXECUTIVE OFFICER